EXHIBIT 10.44

COTT CORPORATION

To the Lenders party to that certain

Credit Agreement, dated as of March 31,

2005, as amended, among Cott Corporation,

Cott Beverages Inc., Cott Beverages Limited,

Cott (Nelson) Limited, Wachovia Bank,

National Association, as Administrative Agent and

the other parties thereto (the “Credit Agreement”)

December 20, 2007

Re:	Letter Amendment

Dear Sirs/Madams:

Reference is made to the Credit Agreement identified above. Terms are used herein as defined therein, if not otherwise defined in this letter amendment.

The undersigned hereby requests that you agree to modify the Total Leverage Ratio test set forth in Section 10.1 of the Credit Agreement for the fiscal quarter ending December 29, 2007 and modify certain covenant calculations to exclude the impact of certain specified water equipment during such quarter. In consideration for your agreement to do so, the Borrowers are willing to increase by 50 basis points per annum the interest rate on the Loans outstanding from the last day of the fourth fiscal quarter of 2007 to (but not including) the last day of the first fiscal quarter in 2008.

More specifically, subject to and in accordance with the terms and conditions set forth below, the parties hereto agree as follows:

1.	The first sentence of the definition of “Applicable Margin” in Section 1.1 (Definitions) of the Credit Agreement is amended in its entirety to read as follows:

“Applicable Margin” means the corresponding percentages per annum as set forth on Schedule 1.1(d), except as the term applies to the interest rate on any Loans outstanding during the period commencing on December 29, 2007 and ending on March 27, 2008 (but not as such term applies to the Facility Fee, Letter of Credit commissions or for other purposes), the Applicable Margin shall be the corresponding percentages per annum as set forth in Schedule 1.1(d) plus 0.500% per annum; provided, that with respect to each Revolving Loan made in an Alternative Currency, the Applicable Margin shall be increased by an amount equal to the applicable Mandatory Cost.

2.	Section 10.1 of the Credit Agreement (Total Leverage Ratio) is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, for the fiscal quarter ending December 29, 2007, the maximum permissible Total Leverage Ratio shall be 4.00 to 1.00 rather than the ratio specified in the grid above.”

3.	The Credit Agreement is amended by inserting a new Section 10.4 immediately following Section 10.3 which shall read as follows:

10.4 Sidel Equipment. Notwithstanding the forgoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Article X.

Except as set forth above, the terms of the Credit Agreement and all other Loan Documents are hereby ratified.

If you are in agreement with the amendments set forth above and the waiver of any default that may have arisen, but for the amendments set forth above, please so indicate by signing below. The amendments and waivers shall become effective, as of the date first above written, when the Required Lenders shall have executed this letter amendment. In the event that this amendment shall become effective, the Borrower agrees to make the payments specified on Annex 1 hereto.

This letter amendment may be executed in counterparts. Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor and for its Subsidiaries party to the Loan Documents

By:	/s/ Juan R. Figuereo
Name:	Juan R. Figuereo
Title:	Chief Financial Officer

By:	/s/ Matthew A. Kane, Jr.
Name:	Matthew A. Kane, Jr.
Title:	Vice President, General Counsel & Secretary

Acknowledged and agreed to by:

Rabobank Nederland, Canadian Branch

NAME OF LENDER

By:	/s/ Jason Hoogenboom	By:	/s/ Craig Squires
Name:	Jason Hoogenboom	Name:	Craig Squires
Title:	Vice President	Title:	Vice President

3.	The Credit Agreement is amended by inserting a new Section 10.4 immediately following Section 10.3 which shall read as follows:

10.4 Sidel Equipment. Notwithstanding the forgoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Article X.

Except as set forth above, the terms of the Credit Agreement and all other Loan Documents are hereby ratified.

If you are in agreement with the amendments set forth above and the waiver of any default that may have arisen, but for the amendments set forth above, please so indicate by signing below. The amendments and waivers shall become effective, as of the date first above written, when the Required Lenders shall have executed this letter amendment. In the event that this amendment shall become effective, the Borrower agrees to make the payments specified on Annex 1 hereto.

This letter amendment may be executed in counterparts. Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor and for its Subsidiaries party to the Loan Documents

By:	/s/ Juan R. Figuereo
Name:	Juan R. Figuereo
Title:	Chief Financial Officer

By:	/s/ Matthew A. Kane, Jr.
Name:	Matthew A. Kane, Jr.
Title:	Vice President, General Counsel & Secretary

Acknowledged and agreed to by:

JP Morgan Chase Bank, N.A.
JP Morgan Chase Bank, N.A., Toronto Branch
NAME OF LENDER

By:	/s/ Jeffrey Coleman
Name:	Jeffrey Coleman
Title:	Vice President

3.	The Credit Agreement is amended by inserting a new Section 10.4 immediately following Section 10.3 which shall read as follows:

10.4 Sidel Equipment. Notwithstanding the forgoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Article X.

Except as set forth above, the terms of the Credit Agreement and all other Loan Documents are hereby ratified.

If you are in agreement with the amendments set forth above and the waiver of any default that may have arisen, but for the amendments set forth above, please so indicate by signing below. The amendments and waivers shall become effective, as of the date first above written, when the Required Lenders shall have executed this letter amendment. In the event that this amendment shall become effective, the Borrower agrees to make the payments specified on Annex 1 hereto.

This letter amendment may be executed in counterparts. Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor and for its Subsidiaries party to the Loan Documents

By:	/s/ Juan R. Figuereo
Name:	Juan R. Figuereo
Title:	Chief Financial Officer

By:	/s/ Matthew A. Kane, Jr.
Name:	Matthew A. Kane, Jr.
Title:	Vice President, General Counsel & Secretary

Acknowledged and agreed to by:

HSBC Bank Canada
NAME OF LENDER

By:	/s/ Jody Sanderson
Name:	Jody Sanderson
Title:	Director

3.	The Credit Agreement is amended by inserting a new Section 10.4 immediately following Section 10.3 which shall read as follows:

10.4 Sidel Equipment. Notwithstanding the forgoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Article X.

Except as set forth above, the terms of the Credit Agreement and all other Loan Documents are hereby ratified.

If you are in agreement with the amendments set forth above and the waiver of any default that may have arisen, but for the amendments set forth above, please so indicate by signing below. The amendments and waivers shall become effective, as of the date first above written, when the Required Lenders shall have executed this letter amendment. In the event that this amendment shall become effective, the Borrower agrees to make the payments specified on Annex 1 hereto.

This letter amendment may be executed in counterparts. Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor and for its Subsidiaries party to the Loan Documents

By:	/s/ Juan R. Figuereo
Name:	Juan R. Figuereo
Title:	Chief Financial Officer

By:	/s/ Matthew A. Kane, Jr.
Name:	Matthew A. Kane, Jr.
Title:	Vice President, General Counsel & Secretary

Acknowledged and agreed to by:

HSBC Mexico, S.A.
Institucion de Banca Multiple
Grupo Financiero HSBC
NAME OF LENDER

By:	/s/ Jorge Casas de la Torre
Name:	Jorge Casas de la Torre
Title:	Corporate Banking Subdirector

3.	The Credit Agreement is amended by inserting a new Section 10.4 immediately following Section 10.3 which shall read as follows:

10.4 Sidel Equipment. Notwithstanding the forgoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Article X.

Except as set forth above, the terms of the Credit Agreement and all other Loan Documents are hereby ratified.

If you are in agreement with the amendments set forth above and the waiver of any default that may have arisen, but for the amendments set forth above, please so indicate by signing below. The amendments and waivers shall become effective, as of the date first above written, when the Required Lenders shall have executed this letter amendment. In the event that this amendment shall become effective, the Borrower agrees to make the payments specified on Annex 1 hereto.

This letter amendment may be executed in counterparts. Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor and for its Subsidiaries party to the Loan Documents

By:	/s/ Juan R. Figuereo
Name:	Juan R. Figuereo
Title:	Chief Financial Officer

By:	/s/ Matthew A. Kane, Jr.
Name:	Matthew A. Kane, Jr.
Title:	Vice President, General Counsel & Secretary

Acknowledged and agreed to by:

Morgan Stanley Senior Funding, Inc.
NAME OF LENDER

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President

3.	The Credit Agreement is amended by inserting a new Section 10.4 immediately following Section 10.3 which shall read as follows:

10.4 Sidel Equipment. Notwithstanding the forgoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Article X.

Except as set forth above, the terms of the Credit Agreement and all other Loan Documents are hereby ratified.

If you are in agreement with the amendments set forth above and the waiver of any default that may have arisen, but for the amendments set forth above, please so indicate by signing below. The amendments and waivers shall become effective, as of the date first above written, when the Required Lenders shall have executed this letter amendment. In the event that this amendment shall become effective, the Borrower agrees to make the payments specified on Annex 1 hereto.

This letter amendment may be executed in counterparts. Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor and for its Subsidiaries party to the Loan Documents

By:	/s/ Juan R. Figuereo
Name:	Juan R. Figuereo
Title:	Chief Financial Officer

By:	/s/ Matthew A. Kane, Jr.
Name:	Matthew A. Kane, Jr.
Title:	Vice President, General Counsel & Secretary

Acknowledged and agreed to by:

Wachovia Bank, National Association
NAME OF LENDER

By:	/s/ Jorge A. Gonzalez
Name:	Jorge A. Gonzalez
Title:	Managing Director

3.	The Credit Agreement is amended by inserting a new Section 10.4 immediately following Section 10.3 which shall read as follows:

10.4 Sidel Equipment. Notwithstanding the forgoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Article X.

Except as set forth above, the terms of the Credit Agreement and all other Loan Documents are hereby ratified.

If you are in agreement with the amendments set forth above and the waiver of any default that may have arisen, but for the amendments set forth above, please so indicate by signing below. The amendments and waivers shall become effective, as of the date first above written, when the Required Lenders shall have executed this letter amendment. In the event that this amendment shall become effective, the Borrower agrees to make the payments specified on Annex 1 hereto.

This letter amendment may be executed in counterparts. Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

COTT CORPORATION, as Canadian Borrower and as Multicurrency Borrower Guarantor and for its Subsidiaries party to the Loan Documents

By:	/s/ Juan R. Figuereo
Name:	Juan R. Figuereo
Title:	Chief Financial Officer

By:	/s/ Matthew A. Kane, Jr.
Name:	Matthew A. Kane, Jr.
Title:	Vice President, General Counsel & Secretary

Acknowledged and agreed to by:

Bank of Montreal
NAME OF LENDER

By:	/s/ Sean P. Gallaway
Name:	Sean P. Gallaway
Title:	Vice President